Exhibit 99.1

Certification of Principal Executive Officer and
Principal Financial Officer Pursuant to
18 U.S.C. 1350

In connection with the Quarterly Report of Anthony & Sylvan Pools Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stuart D. Neidus, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STUART D. NEIDUS

Stuart D. Neidus Chief Executive Officer Dated: May 15, 2003

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